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                                                                   Exhibit 10.32


                   AMENDED AND RESTATED SUBSCRIPTION AGREEMENT

      AMENDED AND RESTATED SUBSCRIPTION AGREEMENT, dated as of March 28, 1989 ("Agreement"), among THE SUMITOMO BANK, LIMITED, a corporation organized under the laws of Japan ("Sumitomo"), and SUMITOMO BANK CAPITAL MARKETS, INC., a Delaware corporation and a wholly-owned subsidiary of Sumitomo ("SBCM"), on the one hand, and GOLDMAN, SACHS & CO., a limited partnership organized under the laws of New York ("GSNY"), and THE GOLDMAN SACHS GROUP, L.P., a limited partnership organized under the laws of Delaware (the "Partnership"), on the other hand.

      WHEREAS, Sumitomo, SBCM and GSNY have entered into a Subscription Agreement, dated as of November 28, 1986 (the "Old Agreement"), pursuant to which SBCM became a limited partner of GSNY and holds a Part E Interest and may from time to time hold a Part F Interest (each as defined in the Memorandum of Agreement among the general and limited partners of GSNY, dated as of November 28, 1986, as amended as of November 27, 1987, July 11, 1988 and November 25, 1988 and as restated as of November 25, 1988 (the "Old Memorandum of Agreement"); and

      WHEREAS, in order to (a) delete certain provisions of the Old Memorandum of Agreement that, because of passage of time, are no longer relevant, (b) reflect the admission of senior limited partners to the Partnership and (c) reflect a restructuring of the form of the partnership established under the Old Memorandum of Agreement as hereinafter described, SBCM and the other parties becoming partners of the Partnership or GSNY, as the case may be, have agreed to execute and deliver (i) an amended and restated Memorandum of Agreement of the Partnership, dated as of March 28, 1989 (the "Memorandum of Agreement"), and
(ii) an amended and restated Memorandum of Agreement of GSNY, dated as of March 28, 1989 (the "GSNY Memorandum of Agreement"), as appropriate; and

      WHEREAS, GSNY has represented to SBCM that the provisions of the Memorandum of Agreement and the GSNY Memorandum of Agreement will not adversely affect SBCM's rights and obligations as set forth in the Old Memorandum of Agreement or any other transactions entered into by the Partnership or its affiliates and Sumitomo or its affiliates on an arm's length basis in the ordinary course of their respective businesses; and

      WHEREAS, at the Effective Time (as defined in Section 2(a) below) the Partnership will become a general partner of GSNY with a 99% interest in the net profits and losses of GSNY; and

      WHEREAS, the parties hereto desire that SBCM contribute 99% of each of its Part E Interest and its Part F Interest, if any, to the Partnership in exchange for a Part E Interest, and the right to hold, from time to time under certain circumstances, a Part F Interest, in the Partnership, all as set forth in
Article II of the Memorandum of Agreement (the "Bank Partnership Provisions"), SBCM thereby becoming as of the Effective Time a limited partner in both the Partnership and in GSNY with an aggregate capital account and an aggregate interest in the net profits and losses of GSNY (directly and indirectly as a partner of the Partnership) identical to that existing immediately prior thereto; and

      WHEREAS, the parties desire that the provisions of the Old Agreement be applied to SBCM's interests in the Partnership and GSNY so as to effectuate the-original intent of Sumitomo, SBCM and GSNY as expressed in the Old Agreement, and the parties desire to make certain amendments to those provisions in order to achieve that purpose;

      NOW, THEREFORE, the parties agree as follows:

1. Definitions.

      Capitalized terms used in this Agreement which are defined in the Bank Partnership Provisions have the meanings set forth in the Bank Partnership Provisions. Capitalized terms used in this Agreement which are defined in paragraph 1 of Article I of the Memorandum of Agreement have the meanings set forth therein.

      For purposes of this Agreement, "subsidiary" includes any partnership the controlling general partner of which is the Partnership or any subsidiary thereof (including a subsidiary by virtue of this definition).


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2. Contribution of Partnership Interests.

      (a) SBCM shall, at or prior to the time specified by the Management Committee of GSNY as the Effective Time pursuant to Article I, paragraph 1 of the Memorandum of Agreement, and the other persons becoming partners of the Partnership or GSNY, as the case may be, as of the Effective Time shall, at or prior to the Effective Time or as soon as practicable thereafter, execute and deliver the Memorandum of Agreement and the GSNY Memorandum of Agreement, as appropriate.

      (b) At or prior to the Effective Time, Sumitomo shall execute and deliver to the Partnership its irrevocable proxy provided for in Section 10(e) hereof. At or prior to the Effective Time, SBCM shall execute and deliver to the Partnership its irrevocable proxies/powers-of-attorney and proxy provided for in Sections 9(e) and 10(e) hereof, respectively.

      (c) At or prior to the Effective Time, the Partnership, GSNY and SBCM shall execute and deliver the Amended and Restated Registration Rights Agreement which is the subject of Section 10(d)(ii) hereof (the "Amended and Restated Registration Rights Agreement").

3. Certain Agreements of the Partnership.

      (a) The Partnership agrees that, in the event Sumitomo or SBCM incurs any expenses or liabilities as a result of the operation of Section 9 of Article III or the last paragraph of paragraph 6 of Article I of the Memorandum of Agreement (other than liabilities expressly assumed by Sumitomo and SBCM pursuant to such provisions), the Partnership will indemnify and hold harmless Sumitomo or SBCM, as the case may be, against all such expenses (including reasonable fees and disbursements of counsel).

      (b) Notwithstanding any provisions of this Agreement, the Memorandum of Agreement, the GSNY Memorandum of Agreement or any other agreements contemplated hereby or otherwise, the Partnership agrees that it will not amend the last sentence of the second paragraph of paragraph 14 of Article I of the GSNY Memorandum of Agreement without the consent of SBCM.

4. [Deleted]

5. [Deleted]

6. Representations and Warranties and Agreements of the Partnership and GSNY.

      The Partnership and GSNY represents and warrants and agrees as of the date hereof that:

            (a) No filings, notifications, consents, approvals, authorizations or orders are required to be made or secured from governmental or regulatory authorities by the Partnership, GSNY or any subsidiary of GSNY in order to consummate the transactions contemplated by Section 2 hereof, except in all cases for those that have been made or secured.

            (b) Each of the Partnership and GSNY has full power and authority to enter into this Agreement. Each of the Partnership and GSNY has full power and authority to perform the other obligations provided for herein and in the Amended and Restated Registration Rights Agreement, all of which have been duly authorized by all proper and necessary action.

7. Representations and Warranties and Agreements of Sumitomo and SBCM.

      Sumitomo and SBCM each represents and warrants and agrees as of the date hereof that:

            (a) No filings, notifications, consents, approvals, authorizations or orders are required to be made or secured from governmental or regulatory authorities by Sumitomo or SBCM (or any of their subsidiaries) in order to consummate the transactions contemplated by Section 2 hereof, except in all cases for those that have been made or secured. Each of Sumitomo and SBCM agrees to use its best efforts to prevent any revocation or modification of any of the consents, approvals, authorizations or orders obtained pursuant to this paragraph or listed on Annex 1 hereto; provided, however, neither Sumitomo nor SBCM shall be required to take any action to prevent such revocation or modification


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      which would have or result in the imposition of limitations or restrictions on the business or operations of Sumitomo or its subsidiaries which are unacceptable to Sumitomo or which would adversely affect the Partnership Interests.

            (b) SBCM's interest in GSNY is owned by SBCM free and clear of any mortgage, lien, pledge, charge or security interest and, at the Effective Time, that portion of such interest being contributed to the Partnership will be so contributed free and clear of any mortgage, lien, pledge, charge or security interest.

            (c) Each of Sumitomo and SBCM has full power and authority to enter into this Agreement; SBCM has full power and authority to enter into the Amended and Restated Registration Rights Agreement and to grant the irrevocable proxy and proxies/powers-of-attorney the subject of Sections 9(e) and 10(e) hereof, respectively; Sumitomo has full power and authority to grant the irrevocable proxy the subject of Section 10(e) hereof; and each of Sumitomo and SBCM has full power and authority to perform the obligations provided for herein and, in the case of SBCM, in the Amended and Restated Registration Rights Agreement, all of which have been duly authorized by all proper and necessary corporate action.

8. Delivery of Financial Statements; Interests in Certain Affiliates; Certain Tax Agreements.

      (a) The Partnership shall deliver the financial statements required under
Section 3(c) of the Bank Partnership Provisions for each fiscal year as to which SBCM has a Partnership Interest and the unaudited quarterly financial statements during such years to SBCM promptly upon issuance thereof. At the time of delivery to SBCM of the audited financial statements with respect to the fiscal year ending November 28, 1986, GSNY delivered a written specification to SBCM of the items constituting the capital used to carry certain investments which is to be deducted in determining General Partners' Capital. Upon SBCM's request, the Partnership shall provide SBCM with schedules showing the determination of the capital accounts of SBCM's Partnership Interests and SBCM's Actual Share and SBCM's Imputed Share, and the Partnership shall make appropriate persons available to provide SBCM an explanation of, and to discuss with SBCM the contents of, such schedules.

      (b) The Tax Matters Partner referred to in paragraph 11(g) of Article I of the Memorandum of Agreement shall periodically notify and consult with SBCM during any administrative or judicial proceeding with respect to the determination of the taxable income of the Partnership or of any Affiliate that is a partnership. Notwithstanding the foregoing, the Tax Matters Partner shall have complete control of such administrative or judicial proceeding.

      (c) Upon request of SBCM, the Partnership shall consider taking actions to reduce SBCM's tax liabilities; provided, however, the Partnership need not consider actions which would in the Partnership's sole judgment in any way adversely affect the Partnership, any general partner or any other limited partner.

9. Absence of Control or Controlling Influence;
   Absence of Restrictions; Proxy/Power-of-Attorney.

      (a) Notwithstanding any provisions of this Agreement, the Memorandum of Agreement, the GSNY Memorandum of Agreement, any other agreements contemplated hereby or otherwise, Sumitomo and SBCM each agree that it does not have, and that it will not exercise or attempt to exercise and will prevent any successor thereof or any direct or indirect subsidiary thereof from exercising or attempting to exercise, by any action or omission to act, by virtue of any provision of this Agreement, the Memorandum of Agreement, the GSNY Memorandum of Agreement, any other agreements contemplated hereby, any requirement of law or otherwise, any control or controlling influence over the management, policies or affairs of the Partnership, the Company, any successor or successors to the Partnership or the Company (other than a successor pursuant to Section 6(c) of the Bank Partnership Provisions) or any direct or indirect subsidiary of the Partnership, the Company or any such successor (each such entity being referred to in this Section 9 as a "Goldman Entity"). The foregoing agreement shall extend, without limitation, to:


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(i) the management of any Goldman Entity; (ii) the business affairs of any
Goldman Entity; (iii) the financial, accounting or tax affairs of any Goldman Entity; (iv) subject to the Partnership's agreement under Section 9(d) hereof, any matters relating to partnership interests in or securities of a Goldman Entity, including, without limitation, the admission, withdrawal or retirement of general or limited partners or the election or retirement of managing directors or the issuance, payment, redemption or repurchase of debt or equity securities; (v) partner, managing director, and employee affairs, including, without limitation, the hiring and termination of employees, partner, managing director and employee compensation, partner, managing director and employee benefit arrangements and partner, managing director and employee retirement arrangements; and (vi) acquisitions by a Goldman Entity of all or part of any other entity, dispositions by a Goldman Entity of all or any part of a Goldman Entity, combination by a Goldman Entity with any other entity, incorporation of all or any part of a Goldman Entity or liquidation of all or any part of the business of a Goldman Entity, it being understood that the foregoing shall not constitute a waiver by Sumitomo or SBCM of any terms or provisions of this Agreement or of the Bank Partnership Provisions or the Incidental Partnership Provisions and that, in any event, SBCM shall be treated equally in relation to the general partners according to SBCM's Actual Share.

      (b) Notwithstanding any provisions of this Agreement, the Memorandum of Agreement, the GSNY Memorandum of Agreement or any other agreements contemplated hereby or otherwise, Sumitomo and SBCM each agrees that there are not, and that it will not impose or attempt to impose and will prevent any successor thereof or any direct or indirect subsidiary thereof from imposing or attempting to impose, by any action or omission to act, by virtue of any provision of this Agreement, the Memorandum of Agreement, the GSNY Memorandum of Agreement, any other agreements contemplated hereby, or any requirement of law or otherwise, any restrictions on matters relating to the capital of any Goldman Entity. The foregoing agreement shall extend, without limitation, to: (i) capital levels of, or increases to or withdrawals from capital of, any Goldman Entity; (ii) the interest (or other return) paid on the capital of limited partners (other than SBCM) or, subject to the Partnership's agreement pursuant to Section 6(a) of the Bank Partnership Provisions, of general partners of any Goldman Entity, or, subject to the dividend rights provided in Schedule II hereto, the dividends (or other return) payable to managing directors or others; or (iii) the issuance or retirement of (w) general partnership interests or, subject to the Partnership's agreement under Section 9(d) hereof, limited partnership interests (other than SBCM's limited partnership interests) of any Goldman Entity, or the capital stock held by managing directors or others of any Goldman Entity, (x) debt securities of any Goldman Entity, whether senior or subordinated, short- or long-term, secured or unsecured, other than debt securities held by Sumitomo or SBCM, (y) subject to the Partnership's agreement under Section 9(d) hereof, equity securities of any Goldman Entity or (z) options or warrants to acquire any securities of any Goldman Entity, it being understood that the foregoing shall not constitute a waiver by Sumitomo or SBCM of any terms or provisions of this Agreement or of the Bank Partnership Provisions or the Incidental Partnership Provisions and that, in any event, SBCM shall be treated equally in relation to the general partners according to SBCM's Actual Share.

      (c) In the event the Board of Governors of the Federal Reserve System (the "Board of Governors") finds that SBCM and Sumitomo have the power to exercise a controlling influence over the Partnership or GSNY, SBCM and Sumitomo agree immediately to take all necessary actions to remove, terminate, prevent and/or prohibit the actions or other circumstances which are the cause of the finding of the Board of Governors. In the event the Board of Governors finds that such corrective actions on the part of SBCM and Sumitomo have failed to terminate SBCM's and Sumitomo's power to exercise a controlling influence over the Partnership or GSNY, as the case may be, SBCM and Sumitomo agree immediately to take such further and successive corrective actions as remain necessary. If corrective actions cannot be taken, all of SBCM's Partnership Interests shall be terminated and promptly repaid.

      (d) The Partnership agrees that, without the consent of Sumitomo, a Goldman Entity or Affiliate in partnership form may not admit as a partner, and a Goldman Entity or Affiliate in corporate form may not admit as an equity investor, any Japanese bank other than Sumitomo; provided, however, that such restriction shall not apply to securities of the Company purchased on the open market or issued by the Company in connection with the acquisition by the Company of another entity in which a Japanese bank has an interest.


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      (e) At the Effective Time, SBCM shall deliver to the Partnership its irrevocable proxy/power-of-attorney in the form set forth in Annex 3-A hereto and shall deliver to GSNY its irrevocable proxy/power-of-attorney in the form set forth in Annex 3-B hereto. SBCM agrees, to the extent (if any) that either of such irrevocable proxies/powers-of-attorney is not enforceable under law, to provide its consent to any of the matters set forth therein and/or to execute any of the amendments, documents or other instruments referred to therein promptly following written demand by the Partnership or GSNY, as the case may be.

10. Agreements in the Event of Incorporation of the Partnership.

      (a) Certain Adjustments and Exchanges. Pursuant to Sections 5(a) and (b) of the Bank Partnership Provisions, the Partnership and SBCM will be required to exchange certain of SBCM's interests in the Partnership for securities of the Company upon its incorporation. With respect to exchanges or conversions of certain securities of the Company for other securities of the Company (exchanges of Partnership Interests for securities of the Company being effected through the Bank Partnership Provisions), the Partnership and SBCM agree as follows:

            (i) In the event of an incorporation of the Partnership pursuant to
      Section 5(a) and a subsequent public offering of securities of the Company governed by Section 5(c) of the Bank Partnership Provisions, SBCM shall present all shares of Preferred Stock (having the terms set forth in Schedule I hereto) for cancellation, and the Company (or any successor) shall issue and deliver to SBCM in exchange therefor such shares of Common Stock (having the terms set forth in Schedule II hereto) and/or of Preferred Stock (having the terms set forth in Schedule III hereto) as SBCM shall elect pursuant to Section 5(c) of the Bank Partnership Provisions.

            (ii) In the event of a distribution to the public of shares of Public Preferred Stock (as defined in Schedule III hereto) or Public Common Stock (as defined in Schedule II hereto) pursuant to Section 10(d) hereof, prior to the sale of such Public Preferred Stock or Public Common Stock to the public SBCM shall present the shares of Preferred Stock or Common Stock held by it, as the case may be, to the Company for cancellation and, upon consummation of such sale, the Company shall issue and deliver to transferees of SBCM, on a share-for-share basis, such shares of Public Preferred Stock or Public Common Stock (which shares shall be free of any proxies theretofore granted pursuant to Section 10(e) hereof).

            (iii) In the event of an incorporation of the Partnership pursuant to Section 5(b) of the Bank Partnership Provisions and an exchange by SBCM of preferred stock for alternative preferred stock as set forth under "Special Sumitomo Provisions" in Schedule III hereto, SBCM shall present the shares of preferred stock to be exchanged by it to the Company for cancellation and the Company shall issue and deliver to SBCM, on a share-for-share basis, such shares of the new preferred stock as are required thereby.

      (b) Notwithstanding any other provision of this Agreement, the Memorandum of Agreement, the GSNY Memorandum of Agreement or any other agreements contemplated hereby or otherwise, Sumitomo may not, whether by virtue of conversion of limited partnership interests pursuant to the Bank Partnership Provisions, by any other exchange of securities required or permitted pursuant to the Bank Partnership Provisions or this Agreement, by open market purchases or otherwise, acquire or beneficially own, directly or indirectly, (i) such number of any class of shares of capital stock of the Company as would entitle Sumitomo to exercise, directly or indirectly, in excess of 4.9% of the voting power which may be exercised by the holders of all shares of capital stock of the Company entitled to vote generally for the election of directors, (ii) such number of shares of any class of voting stock of the Company as would entitle Sumitomo to exercise, directly or indirectly, in excess of 4.9% of the voting power of that class of stock or (iii) such number of shares of common stock which, when added with any Additional Shares, would exceed 24.9% of the sum of the outstanding common stock of the Company plus such Additional Shares, or represent, in the hands of a transferee upon a disposition permitted pursuant to
Section 10(d) below, more than 24.9% of the sum of the number of outstanding voting common stock plus Additional Shares. In the event the operation of any provision of this Agreement, the Memorandum of Agreement or the GSNY Memorandum of Agreement would otherwise cause Sumitomo to acquire or receive, directly or


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indirectly, shares in violation of the limitations set forth in the preceding sentence, (x) Sumitomo shall not, directly or indirectly, acquire or otherwise receive such number of shares as would cause such violation and (y) the Company shall not be required to issue or cause or register the transfer of any such shares and, in lieu thereof, at the option of Sumitomo either (I) the issuance or transfer of such shares shall be delayed until such time as such shall not be prohibited or (II) unless Sumitomo has, directly or indirectly, acquired or received shares otherwise than pursuant to operation of any provision of this Agreement, the Memorandum of Agreement or the GSNY Memorandum of Agreement, SBCM may receive, provided such is permitted under applicable law, subordinated debt convertible into such shares with such terms as SBCM and the Partnership may agree. In the event Sumitomo beneficially owns, directly or indirectly, shares of common stock which, when added with any Additional Shares, would exceed 24.9% of the sum of the outstanding common stock of the Company plus such Additional Shares, Sumitomo may not, following a sale by Sumitomo, directly or indirectly, of shares of common stock which would have the effect of reducing Sumitomo's beneficial ownership of shares of common stock and Additional Shares to below the 24.9% limitation, convert, directly or indirectly, any securities which are convertible into Additional Shares until such time as Sumitomo's beneficial ownership of such Additional Shares would not cause Sumitomo's beneficial ownership to exceed the 24.9% limitation assuming Sumitomo continued to hold, directly or indirectly, the shares of common stock so disposed of.

      (c) Investment Representations; Non-Transferability. SBCM represents that its acquisition hereby or from time to time hereafter of any Securities (as defined below) of the Company or any other Goldman Entity pursuant to this Agreement, the Memorandum of Agreement or the GSNY Memorandum of Agreement is or shall be for investment purposes. Except as provided in Section 10(d) below or as contemplated by Section 15(c) below, SBCM agrees that it shall not sell, transfer, exchange, make any assignment of (including an assignment for the benefit of SBCM's or Sumitomo's creditors or a transfer to a trustee) or receive for the benefit of SBCM's or Sumitomo's creditors, give away, pledge, hypothecate or otherwise dispose of any Securities hereby or from time to time hereafter acquired by it, nor shall SBCM enter into any agreement as a result of which any person or entity will or could obtain any interest in such Securities. For purposes of this Agreement, "Securities" shall refer to (i) any Preferred Stock set forth in Schedule I hereto, any Preferred Stock issuable to SBCM as set forth in Schedule III hereto (including any Option I, II, or III Preferred Stock referred to therein), any Common Stock issuable to SBCM as set forth in
Schedule II hereto and any subscription right for such Common Stock granted pursuant hereto, (ii) any Public Preferred Stock as defined in Schedule III hereto and any Public Common Stock as defined in Schedule II hereto, (iii) any other securities issuable to SBCM pursuant to Section 5 of the Bank Partnership Provisions and (iv) any other securities of the Company or any other Goldman Entity issuable to SBCM pursuant to this Agreement or the Bank Partnership Provisions. Any Securities issued shall be issued in registered form and, other than the securities referred to in clause (ii) of the definition of Securities when disposed of to the public, shall bear a legend in substantially the following form or such other form as Sumitomo and the Partnership (or the Company) may agree:

      "THE SECURITIES EVIDENCED BY THIS CERTIFICATE ARE NOT TRANSFERABLE AND ARE SUBJECT TO THE PROVISIONS OF AN AMENDED AND RESTATED SUBSCRIPTION AGREEMENT, DATED AS OF MARCH 28, 1989, BETWEEN THE SUMITOMO BANK, LIMITED, SUMITOMO BANK CAPITAL MARKETS, INC., GOLDMAN, SACHS & CO. AND THE GOLDMAN SACHS GROUP, L.P. NO HOLDER OF THIS CERTIFICATE OTHER THAN SUMITOMO BANK CAPITAL MARKETS, INC. SHALL BE ENTITLED TO ANY RIGHTS HEREUNDER AND, IF HELD BY ANY SUCH HOLDER, THIS CERTIFICATE AND THE SECURITIES EVIDENCED HEREBY SHALL BE VOID AND BE DEEMED CANCELLED. THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933 OR ANY SECURITIES LAWS OF JAPAN."

      (d) Disposition of Securities. (i) SBCM shall have the rights set forth in this Section 10(d) to dispose from time to time of shares of the Common Stock issuable to it as set forth in Schedule II hereto or the Preferred Stock issuable to it as set forth in Schedule III hereto (the "Disposable Securities").

      (ii) Except as provided in paragraph (vi) below, SBCM may dispose of Disposable Securities only after the Company shall have become a public company by registering Public Common Stock under the


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Securities Act of 1933 ("1933 Act"). Disposition may be made only (x) by means of a widely-dispersed underwritten public offering in conformity with regulatory requirements and guidelines applicable to Sumitomo and SBCM and (y) pursuant to the exercise of SBCM's demand rights or piggy-back rights as set forth in the Amended and Restated Registration Rights Agreement attached as Annex 4 hereto (which sets forth procedures for public offerings whether or not registered under the 1933 Act). The successor to the broker-dealer business of GSNY (hereinafter referred to as the "Company Broker-Dealer") shall be the book-running managing underwriter of the underwriting syndicate, and, except with respect to offerings in which SBCM is participating merely pursuant to the exercise of piggy-back rights, SBCM may select up to three additional co-managing underwriters (which shall be the only additional co-managing underwriters), each of which must be reasonably acceptable to the Company. Unless the Company otherwise consents (and subject to the further limitations on disposition set forth in Section 2 of the Amended and Restated Registration Rights Agreement and that may be imposed pursuant to Section 10(d)(vii) below), SBCM may not dispose of, whether pursuant to exercise of demand rights or piggy-back rights, (x) in any fiscal year following the year in which the Company so becomes a public company, shares constituting or convertible into 33-1/3% or more of the shares of the Common Stock which SBCM received (or could have elected to receive) at the time the Company became a public company (the "Annual Share Limit") or (y) in the remainder of the fiscal year in which the Company becomes a public company, shares constituting or convertible into the pro rata portion of the Annual Share Limit applicable so such remainder of the year; provided, however, in the event the Company permits managing directors of the Company in the aggregate to dispose to the public in any fiscal year of in excess of 33-1/3% of the shares of the Common Stock received by the managing directors at the time the Company became a public company, SBCM may be permitted in such fiscal year to dispose of shares constituting or convertible into such percentage of the shares of the Common Stock which SBCM received (or could have elected to receive) at the time the Company became a public company as equals the corresponding percentage permitted so be disposed of in the aggregate by the managing directors in such fiscal year.

      (iii) In the event SBCM desires to exercise its demand rights (as referred to in the Amended and Restated Registration Rights Agreement) to dispose of any Disposable Securities, it shall provide written notice (a "Disposition Notice") of such intention to the Company specifying the class and number of shares sought to be disposed of and whether SBCM desires that the offering be made in the United States and/or outside the United States. On receipt of a Disposition Notice, the Company may indicate, by written notice (a "Delay Notice") delivered to SBCM within ten business days of receipt by the Company of the Disposition Notice, that SBCM may not dispose of any Disposable Securities during a period of up to 90 days (as specified in the Delay Notice) following the Company's receipt of the Disposition Notice if, in the judgment of the Company in its sole discretion, such disposition would interfere with a public offering of the Company's securities to be made by the Company (within or outside the United States) during such specified period, and SBCM shall have no right to proceed with the proposed distribution during such period (although SBCM may otherwise be afforded piggy-back rights to participate in such public offering pursuant to the Amended and Restated Registration Rights Agreement). In the event the Company does not proceed with the filing of a registration statement under the 1933 Act with respect to such a public offering or otherwise commence a public offering outside the United States within the period specified in the Delay Notice, SBCM shall be entitled to deliver another Disposition Notice at the end of the specified period if SBCM still desires to effect a disposition, and the Company shall have no further right to deliver a Delay Notice with respect to such intended distribution unless SBCM has not made such distribution (other than due to the fault of the Company) within 90 days of delivery to the Company of the second Disposition Notice.

      (iv) Following receipt of a Disposition Notice, if the Company does not deliver a Delay Notice the Company may, in addition, by written notice (a "Purchase Notice") delivered to SBCM within ten business days of receipt by the Company of the Disposition Notice, provide that, in lieu of a disposition of Disposable Securities in a widely dispersed public offering, the Company will exercise its right to repurchase from SBCM all or a specified number of the Disposable Securities the subject of the Disposition Notice or, alternatively, that the Company will notify the managing directors of the Company that each of them, with or without the Company (as the case may be), has the right to purchase all or any portion of such Disposable Securities. In the event that the Company provides in the Purchase Notice that it intends


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to purchase all or a specified portion of the Disposable Securities the subject of the Disposition Notice, the Company shall purchase the shares so specified within ten business days of delivery of the Purchase Notice to SBCM. In the event the Company provides in the Purchase Notice that is will offer purchase rights to its managing directors for all or any portion of the Disposable Securities the subject of the Disposition Notice, the Company shall have a period of ten business days from the delivery of the Purchase Notice within which to determine and notify SBCM by a subsequent written notice (the "MD Purchase Notice") as to the number of shares to be purchased by the managing directors and the Company, and the managing directors and the Company shall have a further period of ten business days following delivery of the MD Purchase Notice to consummate the purchase of the shares so specified. In the event the Company specifies pursuant to the Purchase Notice or the MD Purchase Notice (as applicable) that only a portion of the shares the subject of the Disposition Notice are to be purchased, the Company shall be obligated to proceed at such time with the disposition in a widely dispersed public offering of the portion of the shares not specified to be purchased. The purchase price applicable to any purchase of shares of Common Stock pursuant to this paragraph (iv) shall be the average closing price for the 20 trading days prior to the date of the Disposition Notice, less an amount equal to the gross underwriting discount that would be applicable to a United States public offering pursuant to paragraph
(ii) above on the date of the Purchase Notice with respect to such shares as justified in a written statement delivered by the Company and the Company Broker-Dealer to SBCM. The purchase price for shares of Preferred Stock shall be as agreed by the parties; if she parties cannot agree, the purchase price (less the applicable underwriting discount) shall be determined by an investment banking firm satisfactory to the Company and SBCM.

      (v) In the event the Company does not deliver a Delay Notice or a Repurchase Notice or is otherwise required to participate in an offering pursuant to exercise of SBCM's demand rights (as referred to in the Amended and Restated Registration Rights Agreement) as set forth above, the Company shall use best efforts to permit SBCM to effect a widely dispersed public offering of the securities into which the Disposable Securities are exchangeable pursuant to
Section 10(a) hereof (i.e., the Public Common Stock or the Public Preferred Stock), and SBCM agrees to deliver its Disposable Securities being disposed of to the Company as the time of commencement of the offering of such securities (and, with respect to any Public Common Stock so delivered, the Company shall remove the restrictive legend upon sale). As further set forth in the Amended and Restated Registration Rights Agreement, unless Rule 144 (or any successor rule thereto) under the 1933 Act is amended or otherwise interpreted by the staff of the Securities and Exchange Commission to provide for a shorter holding period, during the first two years following the Closing Date any disposition of Disposable Securities in an offering within the United States pursuant to exercise of SBCM's demand rights shall be registered under the 1933 Act. The Company shall determine in its sole discretion whether or not any disposition within the United States following such two-year period (or any shorter period so permitted) or any disposition outside the United States at any time shall be registered under the 1933 Act; provided however, in the event that SBCM provides an opinion reasonably acceptable to the Company of Cravath, Swaine & Moore or another counsel reasonably acceptable to the Company that such registration is required, the Company shall effect such registration in any event.

      (vi) In the event the Partnership or the Company affords persons who will become or are managing directors of the Company piggy-back rights with respect to registered public offerings of Public Common Stock of the Company (including in the Company's initial public offering) or with respect to offerings of Public Common Stock of the Company made outside the United States, the Company shall also afford such rights to SBCM pursuant to the Amended and Restated Registration Rights Agreement on a pro rata basis with such managing directors.

      (vii) In connection with any disposition of securities of the Company by the Company, SBCM, the Company's managing directors or otherwise, SBCM agrees that it shall be subject to the same customary limitations on sales following consummation of such disposition as managing directors of the Company agree to with the underwriters of such securities and that it will execute and deliver any agreement to such effect required by such underwriters.

      (e) Proxy and Voting Agreement. (i) At the Effective Time, Sumitomo and SBCM shall each deliver to the Partnership its irrevocable proxy in the form set forth in Annexes 5(a) and 5(b) hereto, respectively. Sumitomo and SBCM each further agree, to the extent (if any) that such irrevocable proxy is not enforceable under law, to vote any securities of the Company or any subsidiary of the Company held by it (whether acquired pursuant to this Agreement or otherwise) in the manner provided in such proxy. Sumitomo further agrees to cause any direct or indirect subsidiary thereof (other than SBCM) to vote any securities of the Company or any subsidiary thereof that may be acquired by such subsidiary of Sumitomo in the manner provided in Sumitomo's foregoing proxy.

      (ii) SBCM understands that time is of the essence in a public offering, and if, in connection with any recapitalization in connection with a public offering, the Company wishes for any reason to modify the terms of SBCM's securities, SBCM agrees to consider (without any obligation to consent to) such modifications according to any reasonable time schedule prescribed by the Company.

      (f) Indemnification with Respect to Exchanges of Sumitomo Preferred Stock.
(i) If either the Company or any of its shareholders shall pay, or be required to pay, any Federal, foreign, state, county or local taxes (including, without limitation, any Federal, foreign, state, county or local income taxes) (hereinafter "Taxes") as a result of an exchange (an "Exchange") by SBCM (or any assignee or transferee) of SBCM's Preferred Stock for SBCM's Option I Preferred Stock, SBCM's Option II Preferred Stock or SBCM's Option III Preferred Stock pursuant to clause (iii) under the caption "Special Sumitomo Provisions" contained in Schedule III hereto, SBCM and Sumitomo jointly and severally agree to pay to the Company and/or to its shareholders an amount equal, after deduction for all Taxes required to be paid with respect to such payment (taking into account any available deductions or credits to the Company or its shareholders resulting from payments being indemnified against), to all Taxes, interest, penalties and additions to tax paid, or required to be paid (excluding any interest, penalties or additions to tax resulting from any failure by a person otherwise entitled to this indemnity to file returns that are timely), by the Company and/or such shareholders as a result of any Exchange.

      (ii) If the Company shall pay, or be required to pay, any Taxes as a result of a payment to its shareholders pursuant to Section 10(f)(i) hereof, SBCM and Sumitomo jointly and severally agree to pay to the Company an amount equal, after deduction for all Taxes required to be paid with respect to such payment (taking into account any available deductions or credits to the Company or its shareholders resulting from payments being indemnified against), to all Taxes, interest, penalties and additions to tax paid, or required to be paid, by the Company as a result of the payment to the shareholders pursuant to Section 10(f)(i) hereof (excluding any interest, penalties or additions to tax resulting from any failure by the Company to file returns that are timely).

      (iii) All payments required to be made pursuant to this Section 10(f) shall be paid on the earliest of (I) ten business days after notice of the filing of a return by the Company or any shareholder showing the Taxes for which SBCM is required to make the payment, (II) the payment by the Company or any shareholder of such Taxes, or (III) the receipt by the Company or any of its shareholders of a Revenue Agent's Report indicating that such Taxes are payable.

      (iv) The Company shall file tax and information returns consistent with any Favorable Tax Advice (as defined in Schedule III hereto) received with respect to an Exchange unless the Company determines that there has been a change in facts or in law subsequent to the receipt of the Favorable Tax Advice. Neither SBCM nor Sumitomo shall be required to make any payment pursuant to this
Section 10(f) to a shareholder if such shareholder has filed tax returns which are not consistent with information returns provided by the Company in reliance upon the Favorable Tax Advice.

      (v) The Company shall not make any payments to a taxing authority which would entitle it, or file any returns which (if shareholders filed consistently) would entitle its shareholders, to receive payments from Sumitomo or SBCM without providing 15 days' notice to SBCM. The Company shall cooperate in good faith (including cooperation in appropriate contests under the Company's sole control) in attempting to eliminate or minimize Sumitomo's or SBCM's payment obligations under this Section 10(f).

11. [Deleted]

12. Confidentiality.

      (a) Each party will keep confidential any and all information furnished to it by the other party or its representatives in connection with the transactions contemplated by this Agreement, the Memorandum of Agreement, the GSNY Memorandum of Agreement and the other agreements referred to herein, except to the extent any such information may be generally available to the public (other than as a result of a disclosure by such party or its representatives), and the parties will instruct their respective partners, directors, officers, employees and other representatives having access to such information of such obligation of confidentiality. At the time this Agreement is terminated pursuant to Section 13(a) hereof or at the time immediately following an initial public offering registered under the 1933 Act by the Company, the parties hereto shall return to each other copies of materials previously disclosed to the other through such time as the parties shall agree at such time.

      (b) Without limitation of the foregoing, Sumitomo and SBCM each hereby specifically covenants and agrees that it shall not, in the course of making or securing filings, notifications, consents, approvals, authorizations or orders with governmental or administrative agencies or bodies or courts for any reason following the date of this Agreement, disclose to any person at any time any information (financial or other) concerning any Firm which is not publicly disclosed, unless the Partnership otherwise consents (which consent may not be unreasonably withheld) or unless pursuant to a court or administrative order.

      (c) The parties agree that they will advise and confer with each other prior to the issuance of any report, statement, press release or other written statement identifying the other party or relating to the transactions contemplated by this Agreement, the Memorandum of Agreement, the GSNY Memorandum of Agreement and the other agreements referred to herein and the implementation hereof and thereof. No report, statement, press release or other written statement shall be disseminated publicly or delivered to any other person without the specific, written consent of the other party, which consent may not be unreasonably withheld, provided that either party may deliver written statements to regulatory agencies or trademark commissions, and provided further, however, that the Partnership and Sumitomo may mutually agree upon guidelines for routine disclosures (i.e., references to the other in stockholder reports, brochures or other documents describing their respective businesses, etc.) pursuant to which the disclosures covered by such guidelines may be made without specific or prior approval.

13. Termination.

      This Agreement shall terminate:

            (a) on the date of payment of the distribution with respect to the final year of a Withdrawal Period; or

            (b) on the date of disposition by SBCM or cancellation of all the Securities set forth in clauses (i), (ii) (as it relates to shares of Public Common Stock or Public Preferred Stock acquired by SBCM in an exchange pursuant to Schedules II or Ill hereto) and, if such are equity securities or exercisable, convertible or otherwise exchangeable in any manner into equity securities, (iii) or (iv) of the definition of Securities in Section 10(c) hereof;

provided, however, that (i) the agreements set forth in Sections 12, 14 and 15(b) (as such relates to Sections 12 and 14) hereof shall continue indefinitely, (ii) the agreements set forth in Section 10(e) shall continue for a period of five years from the date of the final disposition or cancellation of all Securities set forth in (b) above and (iii) the agreements set forth in
Section 10(f) shall continue until the expiration of the statute of limitations, as extended, with respect to the imposition or assessment of Taxes for which payments by Sumitomo and SBCM would be required by Section 10(f)(i) and 10(f)(ii).

14. Governing Law; Arbitration.

      (a) This Agreement is being entered into and is intended to be performed in the State of New York and will be construed and enforced in accordance with and governed by the laws of the State of New York.

      (b) Any dispute, controversy or claim arising out of or relating to provisions of this Agreement and each of the Annexes hereto shall be finally settled by arbitration in accordance with the Arbitration Rules of the United Nations Commission on International Trade Law ("UNCITRAL") in effect on the date of this Agreement. The number of arbitrators shall be three and the Administering Authority shall be the American Arbitration Association. The tribunal shall adopt rules of procedure supplementary to the rules of UNCITRAL as it deems equitable under the circumstances. All direct costs of an arbitration proceeding under this Section, including fees and expenses of arbitration, shall be borne equally by the parties hereto. All other costs, including counsel and witness fees, shall be borne by the party incurring them. The place of arbitration shall be The City of New York. The arbitration shall be conducted in the English language. An award rendered by all or a majority of the arbitrators shall be final and binding, and judgment may be entered upon it in any court having jurisdiction. In no event shall this subsection be construed as conferring upon any court authority or jurisdiction to inquire into or review such award on its merits. The parties agree to exclude any right of application or appeal to the Federal, New York State and any other courts in connection with any question of law or fact arising in the course of the arbitration or with respect to any award made.

15. Ownership of SBCM; Sumitomo Agreement with Respect to SBCM; Assignment.

      (a) Sumitomo and SBCM each agrees that SBCM will remain a wholly-owned subsidiary of Sumitomo or of another wholly-owned subsidiary of Sumitomo.

      (b) Sumitomo agrees that it shall cause SBCM to perform all the obligations of SBCM contained in this Agreement, the Memorandum of Agreement, the GSNY Memorandum of Agreement and the other agreements contemplated hereby and thereby.

      (c) Each of Sumitomo and, except as provided in the next sentence, SBCM may not assign this Agreement or any of the other agreements contemplated hereby or by the Memorandum of Agreement or the GSNY Memorandum of Agreement to any party. With the consent of the Partnership (which shall not be unreasonably withheld), SBCM may assign this Agreement to Sumitomo or another directly or indirectly wholly-owned subsidiary of Sumitomo organized under the laws of any United States jurisdiction, provided that Sumitomo or such subsidiary shall execute and deliver such amendments to, or documents or instruments of assumption of, this Agreement, the Memorandum of Agreement, the GSNY Memorandum of Agreement and the other agreements contemplated hereby and thereby (including the irrevocable proxies and proxy/power-of-attorney) as are required by the Partnership so as to become a party thereto successor to SBCM, with all rights and obligations provided herein and therein. Such assignment shall release SBCM from its obligations hereunder.

16. Survival of Agreement; Further Assurances.

      (a) All terms and provisions of this Agreement shall survive execution and delivery of this Agreement, the Effective Time and any investigation made at any time by any party or on its behalf until terminated pursuant to Section 13 hereof; provided, however, that the representations and warranties of the Partnership contained in Section 6 and of Sumitomo and SBCM contained in Section 7 (other than the agreement to use best efforts to prevent the revocation or modification of consents, approvals, authorizations or orders contained in
Section 7(a)) shall terminate on September 30, 1989.

      (b) Each of Sumitomo, SBCM and the Partnership agrees that, in the event any of the consents, approvals, authorizations or orders secured in order to consummate the transactions contemplated hereby are threatened to be modified or revoked, each shall use its best efforts to prevent such modification or revocation.

17. Registered Address; Notices.

      All notices and other communications hereunder shall be in writing and shall be mailed by first class mail, postage prepaid, addressed (a) if to Sumitomo or SBCM, at Sumitomo Bank Capital Markets, Inc., One World Trade Center (95th Floor), New York, New York 10048, Attention: President, or at such other address as SBCM shall furnish to the Partnership in writing, or (b) if to the Partnership or GSNY, at

85 Broad Street, New York, New York 10004, Attention: Robert A. Friedman, or at such other address as the Partnership shall have furnished to Sumitomo or SBCM in writing.

18. Miscellaneous.

      This Agreement will be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto (including, with respect to the Partnership, the Company). No recourse under or upon any obligation of the Partnership or GSNY contained in this Agreement shall be had against any current or future general partner of the Partnership or GSNY. This Agreement embodies the entire agreement and understanding between Sumitomo, SBCM, GSNY and the Partnership and supersedes all prior agreements and understandings relating to the subject matter hereof. The headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning thereof. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

      IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date above written.

                                      THE SUMITOMO BANK, LIMITED



                                      By:/s/
                                         ---------------------------------------


                                      SUMITOMO BANK CAPITAL MARKETS, INC.



                                      By:/s/
                                         ---------------------------------------


                                      GOLDMAN, SACHS & CO.




                                      By:/s/
                                         ---------------------------------------


                                      THE GOLDMAN SACHS GROUP, L.P.



                                      By:/s/
                                         ---------------------------------------

                        Annex 4 to Subscription Agreement

               AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

      AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT, dated as of March 28, 1989 (the "Agreement"), between Sumitomo Bank Capital Markets, Inc. ("SBCM"), a Delaware corporation and a wholly-owned subsidiary of The Sumitomo Bank, Limited, a Japanese corporation ("Sumitomo"), Goldman, Sachs & Co., a limited partnership organized under the laws of New York ("GSNY"), and The Goldman Sachs Group, L.P., a limited partnership organized under the laws of Delaware (the "Partnership").

      WHEREAS, pursuant to an Amended and Restated Subscription Agreement, dated as of March 28, 1989, among Sumitomo, SBCM, GSNY and the Partnership (the "Subscription Agreement"), SBCM holds and may hold certain limited partnership interests in the Partnership described in the Subscription Agreement and in the "Bank Partnership Provisions" referred to in the Subscription Agreement (the "Bank Partnership Provisions"); and

      WHEREAS, pursuant to Section 10(d) of the Subscription Agreement, the Partnership has granted SBCM certain registration rights with respect to securities of the Partnership's corporate successor (the "Company") in the event the Partnership incorporates and registers its common stock under the Securities Act of 1933 (the "1933 Act");

      THEREFORE, the parties agree as follows:

I. Definitions

      Terms used in this Agreement which are defined in the Subscription Agreement or in the Bank Partnership Provisions have the meanings set forth therein.

2. Demand Rights; Piggy-Back Rights; Registered and Unregistered Public
Offerings

      (a) Subject to the additional limitations on disposition set forth in
Section 10(d)(ii) of the Subscription Agreement and any additional conditions imposed pursuant to Section 10(d)(vii) of the Subscription Agreement, SBCM shall have the right to deliver 10 Disposition Notices to the Company with respect to Disposable Securities during the ten-year period commencing on the date which is 90 days after the date on which the Company consummates the initial public offering of its Public Common Stock; provided, however, SBCM shall not have the right to deliver more than two Disposition Notices in any one fiscal year; and provided further, however, such aggregate and fiscal year limitations shall each be reduced by the number of registrations in which SBCM elects to participate during such ten-year or fiscal year period, respectively, pursuant to Section 2(b) below. For purposes of the foregoing, a Disposition Notice delivered to the Company pursuant to Section 10(d)(iii) of the Subscription Agreement following expiration, without the filing of a registration statement or the commencement of a public offering outside the United States, of the period set forth in a previously delivered Delay Notice shall not be deemed to constitute a new Disposition Notice within the foregoing limitations.

      In the event the Company is required pursuant to Section 10(d)(v) of the Subscription Agreement to participate in a public offering, the Company shall use its best efforts as set forth herein to permit SBCM promptly to effect a widely dispersed public offering within or outside the United States (or simultaneously in both, in any case as specified by SBCM) of the securities into which the Disposable Securities are exchangeable pursuant to Section 10(a) of the Subscription Agreement (i.e., the Public Common Stock or the Public Preferred Stock defined in Schedules II and III to the Subscription Agreement, herein collectively referred to as the "Public Securities"). During the first two years following the Closing Date under the Subscription Agreement, any such disposition of Public Securities on behalf of SBCM in an offering within the United States shall be registered under the 1933 Act unless Rule 144 thereunder is amended or otherwise interpreted by the staff of the Securities and Exchange Commission (the

"Commission") to provide for a shorter holding period. The Company shall determine in its sole discretion whether or not any disposition within the United States following such two-year period (or any shorter period so permitted) or any disposition outside the United States at any time shall be registered under the 1933 Act; provided, however, in the event that SBCM provides the Company with an opinion reasonably acceptable to the Company of Cravath, Swaine & Moore or another counsel reasonably acceptable to the Company that such registration is required, the Company shall effect such registration in any event.

      (b) In the event the Company intends to offer its managing directors rights to include shares of Public Common Stock into which they may exchange shares of common stock owned by them in a registration statement to be filed under the 1933 Act or in an offering to be made outside the United States, the Company, subject to the limitations on dispositions by SBCM set forth in Section 10(d)(ii) and that may be imposed pursuant to Section 10(d)(vii) of the Subscription Agreement, shall offer SBCM similar rights in the manner set forth in Section 5 below.

3. Demand Rights: Registered Offerings

      (a) In the event the Company registers Public Securities under the 1933 Act pursuant to Section 2(a) above (in an offering within or outside the United States), the following procedures and agreements shall govern:

            (i) The Company will use its best efforts to prepare and file with the Commission a registration statement with respect to the Public Securities into which the Disposable Securities to be disposed of are exchangeable as promptly as practicable after the date (the "Commitment Date") on which the Company became obligated pursuant to Sections 10(d)
      (iii) or (iv) of the Subscription Agreement to participate in a public offering; provided, however, the Company need not file such registration statement until it has received in writing from SBCM the information required to be provided by SBCM for inclusion in the registration statement. Unless SBCM and the Company otherwise agree, the Company will use its best efforts to cause the registration statement to become effective as promptly as practicable following the date on which the registration statement is filed with the Commission.

            (ii) Following the effective date of the registration statement, the Company will prepare and file with the Commission such amendments or supplements to the registration statement (or to the prospectus forming a part thereof) as may be required pursuant to the underwriting agreement referred to below.

            (iii) The Company shall take such action as SBCM or the representatives of the underwriters of the offering (the "Representatives") shall request to qualify the Public Securities to be disposed of for offering and sale under the securities laws of such United States jurisdictions as the Representatives may reasonably request and to comply with such laws so as to permit continuance of sales and dealings therein for such period as may be required pursuant to the underwriting agreement referred to below; provided, however, in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction.

      (b) In connection with any such offering the Company, SBCM and the Representatives shall enter into an underwriting agreement with respect to such distribution in such form as the Company Broker-Dealer customarily uses at the time of such offering with clients with regard to such type of secondary offering of equity securities (the "Standard Form"), provided (i) the representations and warranties and agreements of the Company and the opinions of counsels for the Company contained in the Standard Form shall be appropriately modified so as to be not more burdensome to the Company than the representations and warranties and the opinions delivered in connection with the Company's initial public offering, (ii) the expenses of such registration and offering shall be borne by the parties as set forth in Section 3(c) below, (iii) in consideration and as part of the purchases and sales and other transactions contemplated by the Subscription Agreement, the Company (and not SBCM) shall provide reimbursement of expenses, indemnification and contribution to the underwriters and their controlling persons as set forth in the Standard Form and
(iv) the representations and warranties, agreements and opinions of counsel made or deliverable on behalf of SBCM as selling stockholder to the underwriters under the Standard Form may have such modifications thereto as the Company Broker-Dealer and SBCM shall negotiate in good faith at the time of such offering.

      (c) The Partnership and SBCM agree that SBCM shall pay all expenses of the Company and SBCM in connection with an offering pursuant to this Section 3, including the following: (i) the fees, disbursements and expenses of the Company's counsel(s) (United States and foreign) and accountants in connection with the registration of the Public Securities to be disposed of under the 1933 Act and all other expenses in connection with the preparation, printing and filing of the registration statement, any preliminary prospectus or final prospectus, any other offering document and amendments and supplements thereto and the mailing and delivering of copies thereof to the underwriters and dealers; (ii) the cost of printing or producing any agreement(s) among underwriters, underwriting agreement(s), any Blue Sky or Legal Investment memoranda, any selling agreements and any other documents in connection with the offering, sale or delivery of the Public Securities to be disposed of; (iii) all expenses in connection with the qualification of the Public Securities to be disposed of for offering and sale under state securities laws, including the fees and disbursements of counsel for the underwriters in connection with such qualification and in connection with any Blue Sky and Legal Investment surveys;
(iv) the filing fees incident to securing any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Public Securities to be disposed of; (v) all costs and expenses of the underwriters which otherwise would be reimbursed or paid for by the Company; and (vi) all costs and expenses incident to the performance of SBCM's obligations in connection with the offering, including (x) any fees and expenses of counsel(s) for SBCM, (y) the fees and expenses of any attorney-in-fact or custodian for SBCM or any depositary and (z) all expenses and taxes (domestic and foreign) incident to the sale and delivery by SBCM to the underwriters of the Public Securities to be disposed of. The Company shall pay the costs and charges of any transfer agent or registrar and the cost of preparing certificates for shares of Public Common Stock to be disposed of and, if the Company has previously issued Public Preferred Stock otherwise than in connection with a disposition by SBCM of preferred stock, of any Public Preferred Stock offered hereby; in the event the Company has not issued Public Preferred Stock other than in connection with a disposition by SBCM, SBCM shall pay the costs of preparing certificates therefor.

4. Demand Rights: Non-Registered Offerings

      (a) In the event SBCM is entitled to proceed with an offering (within or outside the United States) which is not registered under the 1933 Act pursuant to Section 2(a) above, the following procedures and agreements shall govern:

            (i) If and to the extent the Company deems it necessary in order to achieve a widely dispersed public offering, the Company will use its best efforts to prepare a final offering circular (and, if necessary, a preliminary offering circular) with respect to the Public Securities into which the Disposable Securities to be disposed of are exchangeable as promptly as practicable after the Commitment Date (and, if a preliminary offering circular is used, to prepare a final offering circular thereafter). Any such preliminary and final offering circulars shall be in such form as the Company, SBCM and the Representatives agree, and may be in a form which includes or incorporates by reference filings of the Company under the Securities Exchange Act of 1934.

            (ii) The Company shall take such actions at the request of SBCM or the Representatives as may be required under Section 3(a)(iii) above to qualify the Public Securities to be disposed of for offering and sale under securities laws of United States jurisdictions.

      (b) In the event an offering circular is prepared pursuant to Section 4(a)(i) above, the Company, SBCM and the Representatives shall enter into an indemnification agreement with respect to such distribution providing for reimbursement of expenses, indemnification and contribution by the Company to the underwriters on the terms set forth in the form of underwriting agreement required pursuant to Section 3(b) above, with such modifications thereto as are required or appropriate given that the offering is not registered under the 1933 Act. In addition, with respect to offerings outside the United States, the Company, SBCM and the Representatives shall agree upon such additional terms to the indemnification agreement relating to foreign laws (including opinions thereon) as are necessary and appropriate.

      (c) The Partnership and SBCM agree that SBCM shall pay all expenses of the Company and SBCM in connection with an offering pursuant to this Section 4 in the same manner as set forth in Section 3 above.

5. Piggy-Back Registration Rights

      (a) Following the initial public offering of the Public Common Stock, in the event the Company intends (x) to file a registration statement under the 1933 Act with respect to an offering of its securities or to publicly offer its securities outside the United States and (y) to offer managing directors of the Company rights to include up to a specified maximum aggregate number of additional shares of Public Common Stock into which they may exchange shares of common stock owned by them in such registration statement or foreign offering, the Company shall provide SBCM with notice of such intention no less than 20 business days prior to such filing or to the commencement of such foreign offering. SBCM is hereby granted rights to participate with the managing directors in such registration statement or foreign offering on a pro rata basis with the managing directors. In the event SBCM elects to have Public Common Stock registered (or, in the case of a foreign offering, offered) on its behalf, SBCM may have registered (or offered) such percentage of the maximum number of shares of Public Common Stock to be registered (or offered) on behalf of SBCM and the managing directors as equals the percentage obtained by dividing (x) the number of shares of Public Common Stock sought to be registered (or offered) at such time by SBCM on its behalf by (y) the sum of such number of shares and the aggregate number of shares of Public Common Stock sought to be registered (or offered) at such time by the managing directors on their behalf. In the event SBCM elects to have Public Preferred Stock registered (or offered) on its behalf, SBCM shall specify the number of shares of Public Common Stock it otherwise would have sought to have registered (or offered) on its behalf, and SBCM may have registered (or offered) such number of shares of Public Preferred Stock as would have an aggregate initial public offering price (estimated at the time of the initial filing of the registration statement (or at the commencement of the offering) and adjusted at the time of pricing) equal to the aggregate initial public offering price of the shares of Public Common Stock which SBCM could have had registered (or offered) on its behalf pursuant to the foregoing sentence. SBCM may elect to exercise the foregoing rights by giving written notice of its election to participate and the class and number of shares of its desired participation to the Company within 10 business days of receipt by SBCM of the foregoing notice from the Company. On receipt of SBCM's election to participate, the Company shall either include shares of Public Securities on behalf of SBCM in the registration statement or foreign offering or, within 10 business days of receipt by the Company of SBCM's notice, deliver a Purchase Notice to SBCM in the same manner as set forth in Section 10(d)(iv) of the Subscription Agreement specifying either that the Company elects or that the Company is affording its managing directors the right to elect to purchase all or a portion of the shares otherwise to be registered on behalf of SBCM in lieu of including them in the registration statement or foreign offering. In the event the Company delivers such a Purchase Notice, the Company shall be obligated, if applicable, to deliver a subsequent MD Purchase Notice in the manner and in the period set forth in said Section 10(d)(iv), and to purchase (together, if applicable, with the managing directors) the shares the subject of such Purchase Notice or MD Purchase Notice from SBCM on or prior to the consummation of the registered or foreign public offering. (If such registered or foreign public offering is not consummated, the Company and/or the managing directors shall not be required to purchase any shares from SBCM pursuant to this paragraph.) If the shares to be disposed of by SBCM are exchangeable into a class of securities registered in the registration statement or offered in the foreign offering, the purchase price applicable to such purchase shall be the initial public offering price of the shares actually sold pursuant to the registration statement or foreign offering (less the gross underwriting discount) and, if the securities to be sold by SBCM are not exchangeable into a class of securities registered pursuant to the registration statement or offered in the foreign offering, such purchase price shall be the price which would be applicable pursuant to said Section 10(d)(iv) treating the date of the commencement of the public offering as the "date of the Disposition Notice" within the meaning of said section. In the event the Company does not deliver a Purchase Notice and intends to proceed with a registered or foreign public offering including Public Securities on behalf of SBCM, and in the event SBCM does not provide the Company in writing with the information concerning SBCM required to be included in the registration statement or offering circular on or prior to five business days prior to the date of the Company's intended filing of the registration statement or commencement of the offering, the Company need not include shares on behalf of SBCM in the registration statement or foreign offering.

      (b) In the event the Company includes Public Securities in the registration statement or foreign offering on behalf of SBCM pursuant to this
Section 5, the Company may file said registration statement with the Commission (if applicable) and offer the Public Securities to the public in the manner and according to the time schedule chosen by the Company in its sole discretion, including, without limitation, the choice of Representatives, underwriters, the form of underwriting agreement, the United States jurisdictions in which the securities shall be registered or qualified, etc., provided, however, that the underwriting agreement as it relates to SBCM and the reimbursement of expenses, indemnification and contribution provided by the Company to the underwriters with respect to Public Securities sold on behalf of SBCM shall be in substantially the form referred to in Section 3(b) above except as otherwise provided in this Section 5(b) (and provided further, however, that disposition of Public Securities on behalf of SBCM must be in a widely-dispersed public offering and in conformity with regulatory requirements and guidelines applicable to Sumitomo and SBCM). The Partnership and SBCM agree that SBCM shall pay the expenses of the Company in connection with an offering pursuant to this
Section 5 on a pro rata basis with the managing directors and the Company (pro rata on the basis of the aggregate initial public offering price of Public Securities included on SBCM's, the managing directors' and the Company's behalf in said registration statement or foreign offering). SBCM shall also pay all its own expenses in connection therewith.

      (c) In the event managing directors of the Company are afforded piggy-back registration rights in the initial public offering of the Public Common Stock pursuant to Section 10(d)(vi) of the Subscription Agreement, SBCM shall have the right to participate in such registration statement as specified in this Section 5, provided that SBCM must deliver written notice of the exercise of its rights within 10 business days of notification by the Company, which notification by the Company need not precede the filing of the registration statement by more than 20 business days.

6. Reimbursement of Expenses, Indemnification and Contribution

      (a) The Company will indemnify and hold harmless SBCM against any losses, claims, damages or liabilities to which SBCM may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus or final prospectus, any registration statement, any offering circular (or other offering document) or any amendment or supplement thereto, or arise out of or are based upon (i) in connection with an offering registered under the 1933 Act, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) in connection with an offering not registered under the 1933 Act, the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and will reimburse SBCM from time to time upon request for any legal or other expenses reasonably incurred by SBCM in connection with investigating or defending any such action or claim; provided, however, that the Company shall not be liable to SBCM in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any preliminary prospectus or final prospectus, any registration statement, any offering circular (or other offering document) or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by SBCM for use therein.

      (b) SBCM will indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus or final prospectus, any registration statement, any offering circular (or other offering document) or any amendment or supplement thereto, or arise out of or are based upon (i) in connection with an offering registered under the 1933 Act, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) in connection with an offering not registered under the 1933 Act, the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim; provided, however, that SBCM shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any preliminary prospectus or final prospectus, any registration statement, any offering circular (or other offering document) or any such amendment or supplement other than in reliance upon and in conformity with written information furnished to the Company by SBCM expressly for use therein.

      (c) Promptly after receipt by an indemnified party under paragraph (a) or
(b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such paragraph, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to the indemnified party otherwise than under such paragraph. In case any such action shall be brought against the indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, to assume the defense thereof, with counsel reasonably acceptable to the indemnified party (which may include Sullivan & Cromwell), and, after notice from the indemnifying party to the indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to the indemnified party under such paragraph for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by the indemnified party, in connection with the defense thereof other than reasonable costs of investigation; provided, however, that, in the event such indemnified party shall have reasonably concluded that there are defenses available to it which are different from or additional to those available to the indemnifying party, the indemnifying party shall not have the right to direct the defense of such action as it relates to such defenses on behalf of such indemnified party and the fees and expenses of separate counsel relating to such defenses for such indemnified party shall be borne by the indemnifying party. In no event shall the indemnifying party be liable for the reasonable fees and expenses of more than one local counsel in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances and one national counsel coordinating all such actions.

      (d) If the indemnification provided for in this Section 6 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or
(b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect not only (i) the relative benefits received by the Company on the one hand and SBCM on the other from the offering of the Public Securities on behalf of SBCM but also (ii) the relative fault of the Company on the one hand and SBCM on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or SBCM and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Partnership and SBCM agree that it would not be just and equitable if contributions pursuant to this paragraph (d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this paragraph (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this paragraph (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933
Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

      (e) The obligations of the Company and SBCM under this Section 6 shall be in addition to any liability which the Company and SBCM may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls the Company or SBCM, respectively, within the meaning of the 1933 Act (including, as to SBCM, Sumitomo) and to their respective officers and directors.

7. Governing Law; Arbitration

      (a) This Agreement is being entered into and is intended to be performed in the State of New York and will be construed and enforced in accordance with and governed by the laws of the State of New York.

      (b) Any dispute, controversy or claim arising out of or relating to provisions of this Agreement shall be finally settled by arbitration in accordance with the Arbitration Rules of the United Nations Commission on International Trade Law ("UNCITRAL") in effect on the date of this Agreement. The number of arbitrators shall be three and the Administering Authority shall be the American Arbitration Association. The tribunal shall adopt rules of procedure supplementary to the rules of UNCITRAL as it deems equitable under the circumstances. All direct costs of an arbitration proceeding under this Section, including fees and expenses of arbitration, shall be borne equally by the parties hereto. All other costs, including counsel and witness fees, shall be borne by the party incurring them. The place of arbitration shall be The City of New York. The arbitration shall be conducted in the English language. An award rendered by all or a majority of the arbitrators shall be final and binding, and judgment may be entered upon it in any court having jurisdiction. In no event shall this subsection be construed as conferring upon any court authority or jurisdiction to inquire into or review such award on its merits. The parties agree to exclude any right of application or appeal to the Federal, New York State or other courts in connection with any question of law or fact arising in the course of the arbitration or with respect to any award made.

8. Assignment; Assumption

      (a) SBCM may not assign this Agreement to any party except as provided in the next sentence. SBCM may assign this Agreement to Sumitomo or another directly or indirectly wholly-owned subsidiary of Sumitomo organized under the laws of any United States jurisdiction in connection with an assignment duly approved by the Partnership pursuant to Section 15(c) of the Subscription Agreement.

      (b) In the event the Partnership or the Company sells or transfers its business to or otherwise combines with any person and SBCM receives securities of such person in an exchange subject to Section 6(c) of the Bank Partnership Provisions, the Partnership (and the Company) and SBCM agree that the Partnership's (or the Company's) remaining obligations (if any) under this Agreement shall be assumed, as a term of such sale, transfer or combination, by such other person on terms consistent to the fullest extent practicable with the terms hereof.

9. Registered Address; Notices

      All notices and other communications hereunder shall be in writing and shall be mailed by first class mail, postage prepaid, addressed (a) if to SBCM, at One World Trade Center (95th Floor), New York, New York 10048, or at such other address as SBCM shall furnish to the Partnership in writing, or (b) if to the Partnership, at 85 Broad Street, New York, New York 10004, Attention: Robert
A. Friedman, or at such other address as the Partnership shall have furnished to SBCM in writing.

10. Miscellaneous

      This Agreement will be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto (including, with respect to the Partnership, the Company). No recourse under or upon any obligation of the Partnership contained in this Agreement shall be had against any current or future general partner of the Partnership. The headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning thereof. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

      IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date above written.


                                      SUMITOMO BANK CAPITAL MARKETS, INC.

                                      By:
                                         ---------------------------------------


                                      GOLDMAN, SACHS & CO.

                                      By:
                                         ---------------------------------------


                                      THE GOLDMAN SACHS GROUP, L.P.

                                      By:
                                         ---------------------------------------